UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 5, 2007
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25548	84-1001269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17080 Newhope Street, Fountain Valley, California	92708
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Item 1.01. Entry into a Material Definitive Agreement
     To the extent required by Item 1.01 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 1.01.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     To the extent required by Item 2.03 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 2.03.
Item 3.02. Unregistered Sales of Equity Securities
     To the extent required by Item 3.02 of Form 8-K, the information contained in or incorporated by reference into Item 8.01 of this Current Report is hereby incorporated by reference into this Item 3.02.
Item 8.01. Other Events
     On December 13, 2006, the Registrant completed the private placement of $1,500,000 aggregate principal amount of Secured Convertible Promissory Notes (the “December Notes”) with certain affiliates of Whitebox Advisors, LLC and entered into a Fourth Amended Security Agreement and a Fourth Amended Patent and Trademark Security Agreement with respect to the December Notes. The Purchase Agreements, form of the December Notes, Fourth Amended Security Agreement, and Fourth Amended Patent and Trademark Security Agreement were filed with the Securities Exchange Commission on December 18, 2006 as exhibits to Registrant’s Current Report on Form 8-K and are hereby incorporated by reference into this Item 8.01. Additionally, Whitebox had the option to purchase additional secured convertible promissory notes (the “Option Notes”) from registrant in aggregate gross amount of $1,500,000 on or before March 31, 2007, on the same terms as the December Notes.
     On March 5, 2007, the Registrant completed the private placement of $1,500,000 aggregate principal amount of Option Notes with certain affiliates of Whitebox Advisors, LLC. A form of the Option Notes is filed as an exhibit to this Current Report and is hereby incorporated by reference into this Item 8.01.
     The Option Notes bear interest from the date thereof at the rate of eight percent (8%) per annum. Interest only is payable in cash or in stock quarterly in arrears on the last day of each calendar quarter, beginning March 31, 2007. On June 30, 2008, the remaining outstanding principal balance of the Option Notes will be due and payable in cash, together with all then-accrued but unpaid interest. Registrant has no right of early prepayment on the Option Notes.
     At the election of Whitebox, all or any portion of the outstanding principal amount of the Option Notes, together with any accrued but unpaid interest on the Option Notes, may be converted into Registrant’s capital stock. The conversion rate of the Option Notes shall initially be $0045. Notwithstanding anything to the contrary contained in the Option Notes, the number of shares of Common Stock that may be acquired by a payee upon any conversion of any Note shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owed by any payee and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the payee’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), does not exceed 9.99% of the total number of issued and outstanding shares of Common Stock of the Registrant (including for such purpose the shares of Common Stock issuable upon such conversion or payment). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.
     Registrant has entered into prior debt and equity financings with affiliates of Whitebox Advisors, LLC (the “Prior Whitebox Financings”) as disclosed by Registrant in its reports filed with the SEC under the Exchange Act. The Third Amended Security Agreement , the Third Amended Patent and Trademark Security Agreement and the Third Amended Registration Rights Agreement, which were part of the Prior Whitebox Financings were amended and superseded by the agreements entered into between Registrant and the affiliates of Whitebox Advisors, LLC on December 13, 2006.
     As part of the financing, on December 13, 2006, Sutura and Whitebox entered into a Fourth Amended Registration Rights Agreement (the “Registration Rights Agreement”). The Fourth Amended Registration Rights Agreement was filed with the Securities Exchange Commission on December 18, 2006 as an exhibit to Registrant’s Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01. Pursuant to the Registration Rights Agreement, Registrant has, among other things, granted certain rights to the holders of the shares, warrants and secured convertible notes issued in connection with the Prior Financings and the Option Notes issued pursuant to this financing, relating to the registration of:
(i)	the shares issued in connection upon payment or conversion of the December Notes and the Option Notes;

(ii)	the shares issued in connection with Prior Financings;

(iii)	the common stock issuable upon conversion of secured convertible notes issued in connection with the Prior Financings, and

(iv)	the common stock issuable upon exercise of warrants issued in connection with the Prior Financings.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired. Not applicable

(b)	Pro forma financial information. Not applicable
Exhibit Index

(c)	Exhibits.
	10.1	Purchase Agreement, dated December 13, 2006.*
	10.2	Form of Secured Convertible Promissory Note, dated December 13, 2006. *
	10.3	Fourth Amended Security Agreement, dated December 13, 2006, by and between Sutura, Inc, and certain other parties thereto.*
	10.4	Fourth Amended Patent and Trademark Security Agreement, dated December 13, 2006, by and between Sutura, Inc, and certain other parties thereto.*
	10.5	Fourth Amended Registration Rights Agreement, dated December 13, 2006, by and between Sutura, Inc, and certain other parties thereto.*
	10.6	Form of Secured Convertible Promissory Note, dated March 5, 2007.

* Previously filed with the Securities Exchange Commission on December 18, 2006 as an exhibit to Registrant’s Current Report on Form 8-K

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC.

(Registrant)

Date: March 7, 2007
/s/ David Teckman

David Teckman
President and Chief Executive Officer